FQF TRUST

Supplement dated November 17, 2017 to the Prospectus and Statement of Additional Information (“SAI”) dated October 31, 2017 for each of the following series (each, a “Fund” and, collectively, the “Funds”) of FQF Trust (the “Trust”):

Fund	Ticker
O’Shares FTSE Europe Quality Dividend Hedged ETF	OEUH
O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF	OAPH

The Funds will cease trading on the NYSE Arca, Inc. (“NYSE Arca”) and will be closed to purchase by investors as of the close of regular trading on the NYSE on November 30, 2017 (the “Closing Date”). The Funds will not accept creation unit orders from authorized participants after the Closing Date, and trading on the NYSE Arca for the shares of the Funds will be suspended prior to the open of business on December 1, 2017. Shareholders may sell their holdings on or before the Closing Date and customary brokerage charges may apply to such transactions.

After the Closing Date until December 8, 2017 (the “Liquidation Date”), the Funds will undertake the process of closing down and liquidating their respective portfolios. This process will result in the Funds increasing their cash holdings and not tracking their underlying indexes.

On or about December 12, 2017, shareholders who do not sell their holdings on or before the Closing Date will receive cash equal to the amount of the net asset value of their shares as of the Liquidation Date, which will include the costs of liquidating the relevant portfolio and closing the Fund. These distributions may be taxable and will include any accrued capital gains and dividends. Once the liquidating distribution is completed by each Fund, it will terminate.

O’Shares Investments, Inc. (“O’Shares”), the Funds’ sponsor, informed FFCM LLC (“FFCM”), the Funds’ investment adviser, and the Funds’ Board of Trustees (the “Board”) that, due to limited investor demand for the Funds, the Funds could not conduct their business and operations in an economically efficient manner over the long term due to the Funds’ inability to attract sufficient assets. Based on this assessment of the Funds’ viability, O’Shares and FFCM recommended the Funds’ liquidation to the Board. The Board determined, after considering this recommendation, that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Funds as described above. Accordingly, the Board authorized the orderly liquidation of the Funds.

Effective December 8, 2017, all references to the Funds will be deemed to have been removed from the Prospectus and SAI.

For additional information regarding the liquidation, shareholders of the Funds may call (617) 292-9801.